4. Short-term investments	12 Months Ended
Dec. 31, 2017
Short-term Investments
Short-term investments

	12/31/2017	12/31/2016
Private bonds	731,061	77,080
Government bonds	32,701	41,104
Investment funds	191,827	313,049
Total	955,589	431,233

As of December 31, 2017, private bonds were represented by time deposits and debentures, with first-tier financial institutions, remunerated at a weighted average rate equivalent to 98% of the CDI rate (38% as of December 31, 2016, mainly represented by time deposits and short-term investments with first-tier financial institutions).

Government bonds were primarily represented by LFT and LTN, remunerated at a weighted average rate of 107.7% (102.3% as of December 31, 2016) of the CDI rate.

Investment funds include private funds and bonds remunerated at a weighted average rate of 98.9% (101.0% as of December 31, 2016) of the CDI rate, the value may be subject to significant changes before redemption or maturity.